Money Market Obligations Trust

Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Municipal Trust

(TICKER FRFXX)
(TICKER GRFXX)
(TICKER MUTXX)

SUPPLEMENT TO Prospectuses DATED September 30, 2009

1. Under the heading entitled, “How to Redeem and Exchange Shares,” please delete the following sentence in the sub-section entitled, “Limitations on Redemption Proceeds:”

Any attempt to redeem Shares through checkwriting or debit card before the purchase instrument has cleared will be automatically rejected.

2. Under the heading entitled, “How to Redeem and Exchange Shares,” please delete the following two sub-sections:

CHECKWRITING

You may request checks to redeem your Fund Shares. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

DEBIT CARD

You may request a debit card account that allows you to redeem Shares. There is an annual fee for this service that the Funds will automatically deduct from your account.

March 26, 2010

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450317 (3/10)